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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event report) July 6, 1998
                                              ----------------------------------

                              SCAN-GRAPHICS, INC.
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           (Exact name of registrant as specified in its character)

         PENNSYLVANIA                 0-15864                 95-4091769
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

         649 N. LEWIS ROAD, LIMERICK, PENNSYLVANIA            19468
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           (Address of principal executive offices)         (Zip Code)

Registrant's Telephone Number, Including Area Code 610-495-3003
                                                  ------------------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)


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                Changes in Registrant's Certifying Accountant.
                ----------------------------------------------


ITEM 4.

         On July 1, 1998, upon approval of Registrant's Board of Directors, Registrant notified its independent auditors, BDO Seidman, LLP ("BDO"), in writing that it would not be retaining BDO as Registrant's independent auditors.

         BDO's reports on the financial statements of Registrant for the fiscal years ended December 31, 1996 and December 31, 1997 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31,1996 and December 31, 1997, and the subsequent interim periods preceding the notice, there were no disagreements between the Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter thereof in connection with its reports.

         On July 2, 1998, Registrant's Board of Directors, retained Ernst & Young, LLP to serve as the Registrant's certifying independent accountant.


ITEM 7.  Financial Statements and Exhibits.

         The following exhibit is being filed with this Form 8-K report:


         Exhibit No.                Description
         -----------                -----------

         16 Letter dated July 2, 1998 from BDO Seidman, LLP pursuant to Item 304(a)(3) of Regulation S-K.

                                      2

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                                   SIGNATURE
                                   ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SCAN-GRAPHICS, INC.
                                            ------------------------------------

                                            BY: /s/ Laurence L. Osterwise
                                                --------------------------------
                                                Laurence L. Osterwise
                                                CEO and President

July 6, 1998
------------
(Date)




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                                 EXHIBIT INDEX

                     (Pursuant to Item 601 Regulation S-K)



         Exhibit No.                Description
         -----------                -----------

         16 Letter dated July 2, 1998 from BDO Seidman, LLP pursuant to Item 304(a)(3) of Regulation S-K.